EXHIBIT 32.1

Sec.  906  CERTIFICATION
------------------------


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002, in connection with the filing of the quarterly report on Form 10-Q of Genesis Bioventures, Inc. (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company certify, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


August  13,  2004         /S/   E.  Greg  McCartney
                          -----------------------------
                          Name:  E.  Greg  McCartney
                          President  and  Chief  Executive  Officer

August  13,  2004         /S/  T.  J.  Louis  McKinney
                          -----------------------------
                          Name:  T.  J.  Louis  McKinney
                          Chief  Financial  Officer


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